SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549

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                             FORM 8-K


                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported): September 19, 1995




                     THOMAS EDISON INNS, INC.
      (Exact Name of Registrant as Specified in its Charter)




                             MICHIGAN
                   (State or Other Jurisdiction
                         of Incorporation)

       0-17442                                    38-2730460
 (Commission File Number)                       (IRS Employer
                                             Identification Number)

             500 NORTH RIVERSIDE
             ST. CLAIR, MICHIGAN                 48079
  (Address of Principal Executive Offices)     (Zip Code)



 Registrant's Telephone Number, Including Area Code:  (313) 329-2222

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         On September 19, 1995, a Stock Purchase and Sale Agreement (the "Agreement") was executed and delivered by Thomas Edison Inns, Inc. (the "Company"), Meritage Hospitality Group Incorporated ("Meritage"), Donald
W. Reynolds ("Reynolds"), the Chief Executive Officer, President, Treasurer, Secretary, and principal shareholder of the Company, and Innkeepers Management Company ("Innkeepers"), a company wholly-owned by Reynolds. A copy of the Agreement is attached as Exhibit 99 to this Form 8-K and is here incorporated by reference. Under the Agreement, the Company sold 1,500,000 shares of previously authorized, newly-issued common stock, $.01 par value (the "Stock"), to Meritage at a total price of $10,500,000. Prior to execution of the Agreement, the Company had 1,520,150 shares of common stock outstanding. As a result of the sale of the Stock to Meritage, Meritage and its affiliates have informed the Company that they now beneficially own 51.6% of the Company's outstanding voting securities.

         Upon execution of the Agreement, Meritage executed a Secured Promissory Note (the "Note") in favor of the Company in the aggregate amount of the purchase price of the Stock in the form of EXHIBIT C to the Agreement, which is here incorporated by reference. The Note provides that Meritage has no obligation to make any payments to the Company on the Note for three years from the date of the Note. Beginning on the third anniversary of the Note, and continuing on the same day of each successive year thereafter through and including the ninth anniversary of the Note, Meritage is required to pay the Company principal in the amount of $1,312,500. The outstanding principal does not bear interest, provided that an event of default as defined in the Note does not occur. If an event of default occurs, the outstanding principal balance will bear interest at the rate of 3% per annum. The entire outstanding principal balance is due and payable in full on the tenth anniversary of the Note. The Note includes provisions limiting the Company's recourse against Meritage for payment of the indebtedness evidenced by the Note to an amount determined by a formula contained in Section IV of the Note.

         The Note is secured by a Stock Pledge Agreement (the "Security Agreement"), in the form of EXHIBIT D to the Agreement, which is here incorporated by reference. The Security Agreement covers all 1,500,000 shares of the Stock issued to Meritage under the Agreement, and was signed by Meritage contemporaneously with execution of the Agreement. In general, the Security Agreement provides that the Company will release shares of stock covered by the Security Agreement pursuant to a formula upon satisfaction by Meritage of requirements set forth in the Security Agreement.

         Simultaneous with the execution and delivery of the Agreement, the Note and the Security Agreement, the Company instructed its transfer agent to issue a stock certificate evidencing Meritage's ownership of the Stock, and listed Meritage as the record owner of the Stock in the

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Company's stock records.  The Company will retain possession of the certificate as the secured party pursuant to the Security Agreement. As Meritage becomes entitled to the release from the Security Agreement of certain shares of the Stock, the Company has agreed to cancel the certificate in its possession and issue new certificates for the shares of Stock. The Company is to deliver a certificate for the released shares to Meritage, and will issue and retain a new certificate for the remainder of the Stock, if any, still subject to the Security Agreement.

         As required by the Agreement, the parties have authorized their respective counsel to enter the Stipulation and Order Retaining Jurisdiction for Limited Purposes in MERITAGE HOSPITALITY GROUP INCORPORATED V. DONALD W. REYNOLDS, ET AL, (U.S. District Court for the Western District of Michigan, S.D., Case No. 1:95 CV 451) (the "7B suit"), attached to the Agreement as EXHIBIT E, which is here incorporated by reference. As a result of the Stipulation and Order Retaining Jurisdiction for Limited Purposes, the 7B suit will be settled.

         After signing the Agreement, the Company's current Board of Directors must call the annual meeting of shareholders to be held within 120 days of the execution and delivery of the Agreement (the "Shareholder Meeting") for the purposes of: (a) gaining approval of the Agreement, (b) electing a new Board of Directors (the "New Board of Directors"), (c) considering a resolution pursuant to Chapter 7B of the Michigan Business Corporation Act (the "MBCA") to restore voting rights to all shares of Company common stock beneficially owned by Reynolds and his affiliates ("Reynolds' Company Common Stock"), if so requested by Reynolds, and (d) acting upon any other proposals proposed or approved by Meritage. The Closing of the Agreement is to take place immediately following the adjournment of the Shareholder Meeting, or at another date and time mutually agreed upon by the parties (the "Closing" or the "Closing Date"). To the extent that the Reynolds' Company Common Stock has voting power, Reynolds has agreed to vote his shares in favor of the consummation and approval of the transactions referred to in the Agreement. Without the prior consent of the Company's current Board of Directors, Meritage has agreed not to take any shareholder action prior to the Closing that would cause a material change to the Company.

         After consummation of the sale of the Stock, the Agreement required the Company's Board of Directors to adopt a resolution to opt back into Chapter 7B of the MBCA with respect to all control share acquisitions occurring after consummation of the sale of the Stock. The Company's Board of Directors adopted a resolution to that effect on September 22, 1995, in the form of EXHIBIT F to the Agreement, which is here incorporated by reference.

         At the Closing, several transactions will or may be effected by the parties:



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         (1)  The Company may close on subordinated debt financing in an amount of not less than $6,000,000, on terms and conditions to be approved by the Company's New Board of Directors.

         (2) The Management Agreement entered into among the Company, its subsidiaries and Innkeepers, dated December 12, 1986, as amended, will be terminated without any cost or recourse to the Company or to Meritage. In addition, all other relationships or agreements between the Company and Reynolds or any company affiliated with Reynolds may be terminated by the New Board of Directors without cost or recourse to the Company or to Meritage.

         (3) Upon the election of the New Board of Directors, the existing directors and officers of the Company, except those that the New Board of Directors elects to retain, are to resign. The resigning directors and officers must release the Company from all claims and liabilities. At the Shareholder Meeting, the New Board of Directors will nominate Reynolds and William F. Ehinger, a current director of the Company, for election as directors and, if the releases from the resigning directors and officers have been executed and delivered to Meritage, Meritage has agreed to vote all of its shares of common stock in favor of their election.

         (4) Reynolds must pay in full all indebtedness owed to the Company by him or any companies affiliated with him. The amount of indebtedness is to be determined as of the Closing by Messrs. Raymond A. Weigel, III, and Joseph P. Michael, current directors of the Company, acting as a special committee of the Company's current Board of Directors. All payments of dividends by the Company on the Reynolds' Company Common Stock are to be applied toward satisfaction of this indebtedness until it is paid in full before such dividends will be paid to any holder of Reynolds' Company Common Stock.

         (5) The Company is required to pay to Robert J. Skandalaris ("Skandalaris") the sum of $1,250,000, in exchange for a subordinated participation interest in all of the indebtedness owed by Reynolds to Skandalaris (the "Skandalaris Note"). Upon receipt by Skandalaris of payments from Reynolds in an aggregate amount equal to Skandalaris' remaining interest in the Skandalaris Note (if any), Skandalaris must assign the Skandalaris Note, and all collateral securing the Skandalaris Note, to the Company. Upon receipt of the assignment, the Company will release and terminate its security interest in all the collateral. The Company thereafter will cancel the indebtedness evidenced by the Skandalaris Note at the fastest rate possible without resulting in a "business combination," as that term is defined in Chapter 7A of the MBCA. The Company has agreed: (a) to take no action to collect any of the indebtedness represented by the Skandalaris Note, and (b) to not sell or assign the Skandalaris Note.



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         (6)  The Company and Reynolds shall execute a Consulting
Agreement in substantially the form of EXHIBIT H to the Agreement, which is here incorporated by reference. The Consulting Agreement will provide that for three years from the date of the Consulting Agreement, Reynolds shall consult with the Company and any of its related entities at such times as the Company may request on issues concerning, at a minimum, trade and business relations, and that Reynolds shall not compete with the Company in specified regions for specified times.

         (7) Meritage and the Company shall enter into a Registration Rights Agreement, and Reynolds and the Company shall enter into a Registration Rights Agreement, both in substantially the form of EXHIBIT I and EXHIBIT J to the Agreement, respectively, both of which are here incorporated by reference. In general, each of these agreements provides that if either Reynolds or Meritage requests the Company to register under the Securities Act of 1933 the shares of Company common stock owned by the respective shareholder, the Company must register the shares in accordance with the provisions of the Registration Rights Agreements. The Registration Rights Agreements also grant Reynolds and Meritage piggy-back registration rights.

         (8) The Company is to enter into a Contract of Indemnification with the members of the current Board of Directors, and with David C. Distad, the Company's Chief Financial Officer, indemnifying them to the extent permitted by law for all claims in the shareholder derivative suit pending in Kent County Circuit Court, ALKSNIS V. THOMAS EDISON INNS, INC., ET AL., (No. 95-0103-CZ) (the "Derivative Proceeding"), other than, in the case of Reynolds only, claims for which Meritage would be entitled to indemnity under the Agreement and claims arising under any contract entered into by Reynolds pursuant to the Agreement.

         (9) The Company, Meritage, and Reynolds will enter into the Put/Call Agreement attached as EXHIBIT K to the Agreement, which is here incorporated by reference. Under the Put/Call Agreement, Reynolds will have the right to require that Meritage (or at Meritage's option, the Company) purchase, and Meritage will have the right to require that Reynolds sell to Meritage (or its assignee), 400,000 shares of Company common stock owned by Reynolds at the rate of 50,000 shares per year over a period ending on the eighth anniversary of the Closing Date at per share prices ranging from $7.50 before the second anniversary to $10.00 before the eighth anniversary.

         The Agreement provides that if the above transactions are not closed for any reason other than a default by the Company, Reynolds or Innkeepers, the Company has the right to redeem the Stock by canceling the Note and tendering it to Meritage. However, the Company will not have a right of redemption, and would be obligated to pay Meritage the breakup fee discussed below, if the transactions contemplated by the Agreement are not closed due to: (a) the Company's acceptance of an Acquisition Proposal (as defined below), (b) approval of an Acquisition Proposal by the

                                    -5-
Company's shareholders, or (c) acceptance of a tender offer by the holders of a majority of the shares of the Company's common stock (other than Meritage or the holders of the Reynolds' Company Common Stock). If the above transactions are not closed for any reason other than a default by Meritage, Meritage shall have the right to put the Stock to the Company by notifying the Company in writing that Meritage is invoking this right, whereupon the Company shall cancel the Note and return it to Meritage.

         After the Closing, the parties are to effectuate the following transactions:

         (1) Meritage must deliver to the Company a commitment pursuant to which the lender under the subordinated debt financing will agree to accept as repayment of the financing at maturity cash in the amount of all of the then unpaid interest, together with the Company's 8-year, $6,000,000, subordinated debenture. The Company's New Board of Directors will determine at the appropriate time whether to accept this commitment. The Company will be free to utilize other means to repay the financing.

         (2) The New Board of Directors may ratify and affirm the Contract of Indemnification between the Company and the members of the current Board of Directors and David C. Distad, referred to above.

         (3) The New Board of Directors may declare a special dividend in the amount of $.50 per share of the Company's outstanding common stock.
If the Company fails to pay this special dividend prior to the expiration of 90 days after the Closing Date, Meritage shall immediately upon the expiration of the 90-day period pay the sum of $434,009 in cash to the Company for application first toward satisfaction of Reynolds' indebtedness to the Company, with the balance, if any, to be paid by the Company to Reynolds.

         Under the Agreement, the Company has agreed to pay to Meritage a breakup fee of $750,000 if the transactions to be effected at the Closing are not closed due to any of the following occurring on or after September 25, 1995: (a) the Company's acceptance of an Acquisition Proposal (as defined below), (b) approval of an Acquisition Proposal by the Company's shareholders, or (c) acceptance of a tender offer by the holders of a majority of the shares of the Company's common stock (other than Meritage or the holders of the Reynolds' Company Common Stock). If the transactions referred to in the Agreement are consummated, the Company must pay all reasonable expenses, including without limitation attorneys' fees, incurred by Meritage, the Company, Reynolds and Innkeepers in connection with the 7B Suit and the negotiation of the Agreement and preparation for the consummation of the transactions referred to in the Agreement. The Company must also pay all reasonable expenses incurred by Meritage and the defendants in the Derivative Proceeding, which includes, without limitation, all attorneys' fees with respect to Meritage and all unpaid attorneys' fees with respect to the defendants in the Derivative Proceeding.

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         The transactions discussed above are subject to the satisfaction of certain conditions set forth in the Agreement, including, among others, the following:

         (1) The Company must obtain a satisfactory opinion that the transactions provided for in the Agreement are fair to the Company from a financial point of view.

         (2) Except as permitted by Section 6.8 of the Agreement, neither the Company, any of its subsidiaries or affiliates, Reynolds, any of Reynolds' affiliates, nor Innkeepers may directly or indirectly, participate in or initiate discussions or negotiations with, or provide any information to, any entity or group concerning any merger, tender offer, exchange offer, sale of assets, sale of shares of stock or debt securities or similar transactions involving the Company or any of its subsidiaries, or operating or principal business unit of the Company (an "Acquisition Proposal"). Except as permitted by Section 6.8 of the Agreement, the Company will immediately cease any existing activities in that regard. In addition, Reynolds, Reynolds' affiliates and Innkeepers have agreed not to have any discussion or furnish information to any person concerning the acquisition by the Company of the stock or assets of any other person or entity.

         (3) The holders of a majority of the minority of the shares of Company common stock outstanding (other than Meritage and the holders of the Reynolds' Company Common Stock) must approve the transactions described in the Agreement.

         (4) The holders of the Company's long-term bank debt must consent to the refinancing of the debt on terms that are satisfactory to Meritage in its discretion, or the long-term debt held by any lender from which consent is not obtained must be replaced by financing approved by the Company's New Board of Directors.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

    (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.  Not applicable.

    (b)  PRO FORMA FINANCIAL INFORMATION.  Not applicable.

    (c) EXHIBITS. The following exhibits are filed as part of this Current Report:

    EXHIBIT NO.                   DOCUMENT

      99 Stock Purchase and Sale Agreement entered into among the Company, Meritage Hospitality Group Incorporated, Donald
                 W. Reynolds and Innkeepers Management Company, dated September 19, 1995, including exhibits as follows:
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                 A.   Chapter 7A Opt Out Resolution (omitted).

                 B.   Chapter 7B Opt Out Resolution (omitted).

                 C.   Secured Promissory Note.

                 D.   Stock Pledge Agreement.

                 E.   Stipulation.

                 F.   Chapter 7B Opt In Resolution.

                 G.   Interim Financing Commitment (omitted).

                 H.   Consulting Agreement.

                 I.   Meritage Registration Rights Agreement.

                 J.   Reynolds Registration Rights Agreement.

                 K.   Put/Call Agreement.






























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                           SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             THOMAS EDISON INNS, INC.


Date: October 3, 1995        By S/ DAVID C. DISTAD
                                David C. Distad
                                Vice President and Chief Financial
                                Officer (principal financial and
                                accounting officer)





































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                          EXHIBIT INDEX

     EXHIBIT NO.             DOCUMENT

      99 Stock Purchase and Sale Agreement entered into among the Company, Meritage Hospitality Group Incorporated, Donald
                 W. Reynolds and Innkeepers Management Company, dated September 19, 1995, including exhibits as follows:

                 A.   Chapter 7A Opt Out Resolution (omitted).

                 B.   Chapter 7B Opt Out Resolution (omitted).

                 C.   Secured Promissory Note.

                 D.   Stock Pledge Agreement.

                 E.   Stipulation.

                 F.   Chapter 7B Opt In Resolution.

                 G.   Interim Financing Commitment (omitted).

                 H.   Consulting Agreement.

                 I.   Meritage Registration Rights Agreement.

                 J.   Reynolds Registration Rights Agreement.

                 K.   Put/Call Agreement.





















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